                                                                   EXHIBIT 10.18

                          *** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                                  DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED
                                    AND FILED SEPARATELY WITH THE SECURITIES AND
                                 EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE
                                             SECURITIES ACT OF 1933, AS AMENDED.


                                LICENSE AGREEMENT

         This License Agreement ("AGREEMENT") is made as of this 8th day of October, 2001 (the "EFFECTIVE DATE") by and between ABBOTT DEUTSCHLAND HOLDING GmbH, a German legal entity, with its principal office at Max Planck Ring 2, 65205 Wiesbaden, Germany ("ABBOTT") and MYOGEN, INC., a Delaware corporation, with its principal office at 7577 W. 103rd Avenue, Westminster, CO 80021-5426 ("MYOGEN").

                                   WITNESSETH

         WHEREAS, Abbott is the holder or licensee of certain patent applications and patents ("Patents," as more fully defined below) relating to Compound (as defined below);

         WHEREAS, Abbott also possesses proprietary Know-How (as defined below) relating to Compound; and

         WHEREAS, Myogen wishes to obtain, and Abbott wishes to grant to Myogen, an exclusive license in the Territory (as defined below) under Abbott's Technology (as defined below) for the development and commercialization of Product for Pharmaceutical Uses (as defined below).

         NOW THEREFORE, in consideration of the mutual obligations and promises as set forth herein, the parties do hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "ABBOTT'S TECHNOLOGY" means the Patents and Know-How, including all Improvements developed by Abbott and Improvements that are jointly developed by Abbott and Myogen pursuant to Article 13.

         1.2 "AFFILIATE" means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with either party hereto. For purposes of this definition, control shall mean direct or indirect ownership of more than fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors (but only as long as such ownership exists).

         1.3 "CHF" means the indication commonly known as chronic heart failure.

         1.4 "COMBINATION PRODUCT" means a pharmaceutical product that is comprised in part of Product and in part of one or more other active agents in any configuration, formulation or combination.



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         1.5 "COMPOUND" means the endothelin receptor antagonist compound identified as BSF 208075 (ambrisentan) with the following formula:

[GRAPHIC FORMULA]

and the chemical name,(+)-(S)-2-(4,6-Dimethyl-pyrimidin-2-yloxy)-3-methoxy-3,3-diphenyl propionic acid, its racemates, isomers, Prodrugs, active metabolites and any pharmaceutically acceptable salt or complex thereof, in its current and any other formulation, whether made before or after the Effective Date.

         1.6 "CONFIDENTIAL INFORMATION" means any and all information or data relating to the Compound and/or Product which a party discloses to the other party, its employees or representatives, or is conceived or reduced to practice during the Term by either party or by a third party conducting feasibility and evaluation studies for Myogen, whether in writing, orally or by observation, including, without limitation, all scientific, clinical, technical, commercial, financial and business information and Know-How, and other information or data considered confidential in nature. Confidential Information shall not include information or any portion thereof which:

                  (a) is known to the receiving party at the time of disclosure and documented by written records made prior to the date of this Agreement;

                  (b) is subsequently disclosed to the receiving party without any obligations of confidence by an unaffiliated third person who has not obtained it directly or indirectly from the other party and who has the right to make such disclosure;

                  (c) becomes patented, published or otherwise part of the public domain; or

                  (d) is independently developed by or for the receiving party by person(s) having no knowledge of or access to such information and without breach of any confidentiality obligation as evidenced by its written records.



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The contents of and the Exhibits to this Agreement shall constitute Confidential
Information.

         1.7 "CRF" means the indication commonly known as chronic renal failure.

         1.8 "EFFECTIVE DATE" shall have the meaning ascribed to such term in the opening paragraph of this Agreement.

         1.9 "FIRST COMMERCIAL SALE" means the first sale of Product in the Territory, after Regulatory Approval, by Myogen, any Affiliates or sublicensees of Myogen, or any contract sales force of Myogen or its Affiliates, to any unaffiliated third party as evidenced by the selling party's invoice or other relevant document provided to such third party. A sale to an unaffiliated third party shall not include quantities delivered solely for research purposes, for clinical trials or quantities distributed as free samples or promotions.

         1.10 "IMPROVEMENTS" means all additions, developments, modifications, enhancements and adaptations (i) which directly relate to or are used in connection with the Compound and/or Product, or any formulations thereof or additions, developments, modifications, enhancements, improvements and adaptations thereto, and (ii) which are conceived or reduced to practice during the Term. Ownership of Improvements shall be as set forth in Article 13 hereof.

         1.11 "IND" means an investigational new drug application filed with the applicable Regulatory Authority in a country of the Territory, in order to commence human clinical testing of a drug. An IND, together with all supplemental filings referencing the initial IND filing, shall be deemed one and the same IND for all purposes of this Agreement.

         1.12 "KNOW-HOW" means any proprietary technology, information, methods of use, processes, techniques, ideas or inventions (other than the Patents) owned, possessed or used by Abbott as of the Effective Date which is directly related to or used in connection with the Compound and/or Product, including all trade secrets and any other technical information relating to development, use or sale of the Compound and/or Product, provided that Abbott has the right to license and/or sublicense to Myogen.

         1.13 "MANUFACTURING DEVELOPMENT AND SUPPLY AGREEMENT" means an agreement between the parties for the manufacture and supply of Compound and/or Product as contemplated and described more fully under Section 4.6(a) below.

         1.14 "NDA" means an application (whether original, supplementary or abbreviated) to the applicable Regulatory Authority in a country of the Territory, for approval by such Regulatory Authority, necessary for the commercial sale of Product in



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such country. An NDA, together with all supplemental filings referencing the initial NDA filing, shall be deemed one and the same NDA for all purposes of this Agreement.

         1.15 "NET SALES" means gross sales of the Product to unrelated third parties, in arm's length transactions, for which revenue is actually received by Myogen, by any Affiliates or sublicensees of Myogen, or any contract sales force of Myogen or its Affiliates, including, but not limited to, pharmaceutical wholesalers, pharmacies, hospitals or dispensing physicians, less any of the following charges or expenses that are incurred in connection with gross sales of the Product during the Term:

                  (a) discounts, including cash discounts, customary trade allowances or rebates actually taken, governmental rebates, chargebacks, commissions, and group purchasing management fees for formulary access;

                  (b) credits or allowances given or made for rejection, recall or return of previously sold Product actually taken;

                  (c) any tax or government charge, duty or assessment (including any tax such as a value added or similar tax or government charge) levied on the sale, transportation or delivery of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by Myogen, its Affiliate or sub-licensee; and

                  (d) freight, postage, transportation, insurance and duties on shipment of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by Myogen, its Affiliates or sublicensees.

                  With respect to a Combination Product, Net Sales of such Combination Product shall first be calculated in accordance with Net Sales of Product above, and then the Net Sales of such Combination Product shall be determined on a country-by-country basis as follows:

                           [...***...]

         1.16 "PATENTS" means the patent applications and patents listed in Exhibit A hereto and any and all other patent applications and patents and amendments thereto, including foreign equivalents, and any and all substitutions, extensions, additions, reissues, re-examinations, renewals, divisions, continuations, continuations-in-part or supplementary protection certificates owned by or licensed to (with the right to sublicense) Abbott or its Affiliates during the Term relating to the Compound, Product or any Improvements.



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         1.17 "PAH" means the indication commonly known as pulmonary arterial hypertension.

         1.18 "PHARMACEUTICAL USES" means any therapeutic use in humans of the Compound and/or Product in any formulation or dosage form for the management or treatment or prevention of a disease or condition of the human body, including, but not limited to, chronic heart failure (CHF), chronic renal failure (CRF) and pulmonary arterial hypertension (PAH), but excluding [...***...].

         1.19 "PRODRUG" means different pharmaceutical compounds which, following administration, are converted into structurally similar active metabolites.

         1.20 "PRODUCT" means any formulation containing the Compound or any Improvement as an active ingredient for Pharmaceutical Uses.

         1.21 "REGULATORY APPROVAL" means all governmental approvals and authorizations necessary for the commercial sale of the Product in a country of the Territory, including, but not limited to, marketing authorization, pricing approval and pricing reimbursement, as applicable.

         1.22 "REGULATORY AUTHORITY" means the United States Food and Drug Administration or any successor entity and its equivalent in other countries of the Territory, including, but not limited to, EMEA.

         1.23 "ROYALTY PERIOD" shall have the meaning ascribed to such term in
Section 5.4(a) of this Agreement.

         1.24 "TERM" means the period commencing on the Effective Date and terminating as set forth in Article 8 below.

         1.25 "TERRITORY" means the entire world.

         1.26 "TRADEMARK" means any trademark registered, owned or chosen for Product by Myogen in any country of the Territory.

         1.27 "VALID CLAIM" means a claim of an unexpired Patent that has not been withdrawn, canceled or disclaimed nor held to be invalid or unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision.

         1.28 "WORK PLAN" means the summary of the current development plan for BSF 208075, which summary is attached hereto as Exhibit B.



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2. LICENSE GRANT.

         2.1 Abbott hereby grants to Myogen an exclusive right and license in the Territory, under Abbott's Technology, for all Pharmaceutical Uses, with the right to grant sublicenses pursuant to Section 4.7 hereof, to (i) research, develop, modify and improve Compound and Product; (ii) apply for and obtain Regulatory Approvals; and (iii) use, import/export, market, offer to sell and sell, Product and Compound.

         2.2 In the event Myogen exercises its rights under Section 4.6(a) or
Section 4.6(c) hereof to self-manufacture Compound and/or Product, then the exclusive license granted under Section 2.1 above shall be deemed to include the rights to make Compound and Product.

         2.3 In the event Myogen exercises its rights under Section 4.6(b) or
Section 4.6(c) hereof to qualify a second source (including itself) to manufacture Product or to engage a third party manufacturer for finishing Compound and/or Product, then the exclusive license granted under Section 2.1 above shall be deemed to include the rights to make or have made Compound and Product, as the case may be.

3. INFORMATION; EXCLUSIVITY.

         3.1 CONVEYANCE OF INFORMATION/INVENTORY.

             (a) Within thirty (30) days following the Effective Date, Abbott and Myogen shall work together to (i) identify information and documents under Abbott's and its Affiliates' control involving the Compound that will be useful to Myogen in the transfer of development activities hereunder and (ii) establish a timeline for delivery of such information and documents. Abbott shall convey such information to Myogen in accordance with such timeline, but in no event later than ninety (90) days following its identification by the parties. For purposes of this Section 3.1, information shall not be deemed under Abbott's and its Affiliates' control if such information is protected by confidentiality agreements with third parties; provided, however, that Abbott shall provide Myogen with notice that such information is subject to third party confidentiality obligations at the time of its identification. With respect to such protected information, Abbott shall use reasonable efforts to obtain the consent of such third parties to release the protected information to Myogen.

             (b) [***], Abbott shall convey the quantities of Product and matched placebo specified on Exhibit E which are currently in inventory. Abbott shall supply Myogen with [...***...]. Abbott expects that it will be able to communicate such [...***...] cost to Myogen within ninety (90) days of the Effective Date. Abbott shall utilize [...***...] of Compound currently in inventory to manufacture such Product and [...***...] Myogen for the cost of [...***...] of Compound. In the event any excess Compound remains after the manufacture of the



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Product as provided herein, such excess shall be conveyed to Myogen [...***...].
If additional Compound greater than [...***...] is needed to manufacture the Product quantities specified on Exhibit E or if Myogen requests additional Compound, Myogen shall pay Abbott or its designated Affiliate [...***...].

                  (c) Abbott represents and warrants that the Compound, matched placebo and Product conveyed to Myogen under Section 3.1(b) has been or shall be manufactured in accordance with current Good Manufacturing Practices ("cGMP"). Other than the foregoing warranty, any Compound shall be conveyed "AS IS" and "WITH ALL FAULTS," WITHOUT ANY OTHER WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE. Myogen shall be responsible for all testing, quality control and certification of such Compound.

         3.2 ABBOTT EXCLUSIVITY. During the Term, and except as described in
Section 4.3(a), neither Abbott nor its Affiliates, shall directly or through intermediaries, undertake any development or commercialization activities related to Pharmaceutical Uses, [...***...]

4. FEASIBILITY/EVALUATION/DEVELOPMENT/MANUFACTURING/MARKETING/OTHER.

         4.1 FEASIBILITY/EVALUATION STUDIES. Myogen shall use commercially reasonable efforts to evaluate the Compound in accordance with the Work Plan. For purposes of this Agreement, the term "commercially reasonable efforts" shall mean, in the case of Myogen, those efforts that would be expected in the pharmaceutical industry of a company substantially similar to Myogen and, in the case of Abbott, those efforts that would be expected in the pharmaceutical industry of a company substantially similar to Abbott Laboratories, its parent company. Myogen shall have sole responsibility for conducting and/or supervising the feasibility and evaluation studies on the Compound as set forth in the Work Plan. Myogen shall provide Abbott with summaries of the feasibility and evaluation studies conducted by or on behalf of Myogen, including summaries of reports and data generated under such studies, on a semi-annual basis (including at any annual review meeting held pursuant to Section 4.2 below), and all such information shall be treated as Myogen's Confidential Information. Notwithstanding the foregoing, Abbott agrees to use commercially reasonable efforts to complete, on behalf of Myogen, those feasibility and evaluation studies listed on Exhibit C [...***...]. For all such studies that will be performed by Abbott on behalf of Myogen, Myogen shall have the right to review and approve all trial plans and protocols prior to initiation of any study, and Myogen shall receive regular reports regarding the progress of such studies. Periodically, as the progress of the studies may dictate, the Work Plan may be amended upon mutual written agreement of the parties, and such amendments shall be reflected in an amended Exhibit B. Recognizing that certain work to be conducted on behalf of Myogen will be performed by one or more third parties and recognizing that such work



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(e.g., formulations) may involve the patented subject matter of such third party, Myogen will use commercially reasonable efforts to (i) provide in its license with the third party that the patented subject matter of such third party may be sublicensed to Abbott in the event that the Compound and Product are returned to Abbott under Sections 4.3(b) and 4.8; and (ii) negotiate a [...***...] license/sublicense with such third party. In the event that Myogen is unable to negotiate a [...***...] license/sublicense, Abbott agrees to assume the [...***...] obligations thereunder if it elects to practice under such license/sublicense following the return of the Compound and Product under Sections 4.3(b) and 4.8. Myogen agrees to promptly provide Abbott with written notice of the terms of any licenses entered into with third parties which pertain to the Compound and/or Product.

         4.2 REVIEW. Beginning one month following the Effective Date and every six (6) months thereafter while Myogen is developing the Compound, Myogen shall provide Abbott with a written report reviewing the progress of the Work Plan and the results of such work and studies remaining to be completed under the Work Plan, which report shall be deemed Myogen Confidential Information. In the event Abbott so requests, the parties shall meet in person once during each calendar year to discuss these topics. The meeting shall be held at a mutually agreeable time and location. Each party shall be responsible for its own costs of attendance.

         4.3 CLINICAL DEVELOPMENT.

                  (a) Myogen shall use commercially reasonable efforts to develop the Compound in accordance with the Work Plan. Myogen shall have sole responsibility for designing, conducting and paying for the cost of the clinical development of Product and shall use commercially reasonable efforts to conduct such clinical development as set forth below. Except as set forth in Section 3.2 above, Abbott hereby agrees that it shall not undertake any research or development related to Pharmaceutical Uses of the Compound during the Term, except as may be necessary following the license granted to Abbott under Section
4.8 in the event of a termination of this Agreement under Sections 8.2, 8.3 or 8.4.

                  (b) In the event Myogen breaches a material obligation under this Agreement, Abbott may then advise Myogen that Abbott believes that Myogen has breached such material obligation and that Abbott is adversely impacted thereby. Upon so advising Myogen, Abbott may initiate an alternative dispute resolution procedure ("ADR") as set forth in Exhibit D, and request the ADR to rule upon whether Myogen has breached any such material obligation. In the event that the neutral party conducting such ADR renders a ruling that Myogen has breached such material obligation and that Abbott was adversely impacted thereby, and Myogen fails to comply with the terms of the neutral's ruling within the time specified therein for compliance, or if such compliance cannot be fully achieved by such date, Myogen has failed to commence



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compliance and/or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible, then Abbott's sole remedy shall be
(i) the right to terminate this Agreement and the licenses granted hereunder, and to obtain from Myogen a license to Improvements under Section 4.8.

         4.4 COMMERCIALIZATION.

                  (a) Myogen shall use commercially reasonable efforts to develop, register and commercialize Product in at least the following major countries: [...***...] (each a "MAJOR COUNTRY"), using at least that level of effort standard in the pharmaceutical industry that a pharmaceutical company of Myogen's general size would use to commercialize a product similar to the Product. It is the parties' expectation that Myogen will commercialize Product in all commercially viable markets in addition to Major Countries within [...***...] following First Commercial Sale of the Product. If, following such [...***...] period, there remain markets where Myogen is not commercializing Product which Abbott, in its reasonable estimation, believes are commercially viable markets, then the parties shall meet within thirty (30) days of Abbott's written notice for the purpose of developing a mutually agreeable action plan for such under-served markets. If the parties are unable to agree on an action plan, Abbott and its Affiliates shall have the right, upon notice to Myogen, to sell the Product directly in each such country, by paying to Myogen or its sublicensees [...***...] to which Abbott would otherwise be entitled if Myogen were marketing the Product in such country. Myogen agrees to provide Product to Abbott and its Affiliates for sale in each such country [...***...] and to cooperate with Abbott by, among other things, working with Abbott and its Affiliates to coordinate marketing and sales strategies consistent with Myogen's global Product marketing strategies, clinical studies and the development of selling and other materials necessary for the effective sale and marketing of Product in a country.

                  (b) If there is any material disagreement between the parties concerning whether commercially reasonable efforts towards commercialization have been made with respect to a particular indication after Regulatory Approval in a Major Country, then the matter may be submitted to ADR. If the neutral party conducting such ADR makes a final determination that Myogen has failed to use commercially reasonable efforts to develop, register and/or commercialize Product in a Major Country, the neutral party shall provide Myogen with the opportunity to undertake such activities and expenses as needed to correct the failure. If Myogen fails to correct the failure within the time period prescribed by the neutral party, then the neutral party may provide remedies for failure to expend such efforts, which could include a requirement for Myogen to expend additional efforts to make up for any failures, the grant of rights to Abbott to sell Product in the under-served country, damages and/or termination of the license rights in the applicable country.



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                  (c) If there is any material disagreement between the parties concerning whether a market that is not a Major Country is commercially viable such that Myogen should be commercializing Product in accordance with Section 4.4(a) hereof, or if Myogen reasonably believes that Abbott's selling of Product in a particular country will have a substantial negative impact on Myogen's local, regional or global commercial efforts, then the matter may be submitted to ADR. If the neutral party conducting such ADR makes a final determination that a market that is not a Major Country is commercially viable and that Myogen should be commercializing Product in such market, the neutral party shall provide Myogen with the opportunity to commercialize Product in such market. If Myogen fails to so commercialize Product within the time period prescribed by the neutral party, then the neutral may grant Abbott the right to sell Product in the under-served country if the neutral party concludes that such sales efforts by Abbott will not have a substantial negative impact on Myogen's local, regional or global commercial efforts.

         4.5 MARKETING. Except as set forth in Section 4.4 above, Myogen shall have sole responsibility for marketing Product, including entering into any co-marketing and/or co-promotion arrangements. Myogen shall distribute all Product samples in the United States in accordance with the Prescription Drug Marketing Act.

         4.6 MANUFACTURING:

                           (a) As of the Effective Date, the parties contemplate
that Abbott or an Abbott Affiliate will manufacture Compound and/or Product and supply Myogen with its requirements of Compound and/or Product during the Term pursuant to a definitive Manufacturing Development and Supply Agreement to be executed by the parties, subject to Myogen's right to qualify a second source to manufacture Compound and/or Product and to receive up to [...***...] of its annual requirements of Compound and/or Product from such second source and to engage a third party manufacturer for finishing Compound and/or Product supplied by Abbott in bulk form, as provided in Section 4.6(c) below. The Manufacturing Development and Supply Agreement shall cover the manufacture and supply of pre-clinical, clinical and/or commercial bulk active Compound and/or Product. If, following good faith negotiations, the parties are unable to execute a definitive Manufacturing Development and Supply Agreement within ninety (90) days of the commencement of their negotiations, and Myogen elects to self-manufacture Compound and/or Product, then the exclusive license granted under Section 2.1 above shall be deemed to include the additional rights set forth in Section 2.2 above. In such event, Abbott shall provide Myogen with the manufacturing protocol for the Compound and/or Product, which protocol shall be considered Abbott Confidential Information. All additional Know-How or Abbott Confidential Information relating to raw materials or precursors to the Compound, and all additional information and documentation, which are necessary to make Compound and/or Product, shall be transferred in a timely fashion to Myogen as mutually agreed by the parties [...***...].



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                  (b) If the parties are unable to negotiate a definitive
Manufacturing Development and Supply Agreement as provided above and Myogen elects to negotiate terms and conditions with a third party manufacturer of Compound and/or Product, Myogen shall, prior to executing a definitive agreement with such third party, provide Abbott with a summary of the material terms and conditions and allow Abbott the opportunity to meet or beat such terms and conditions, taken as a whole, with all such material terms and conditions considered. If Abbott fails to meet or beat such terms and conditions within thirty (30) days of its receipt, Myogen shall be free to execute a definitive agreement for the manufacture and supply of Compound and/or Product with such third party and, in such event, the additional rights set forth in Section 2.3 above shall be granted to Myogen for the purpose of allowing the third party to manufacture and supply Compound and/or Product to Myogen. In addition, Abbott shall provide Myogen with the manufacturing protocol for the Compound and/or Product, which protocol shall be considered Abbott Confidential Information. All additional Know-How or Abbott Confidential Information relating to raw materials or precursors to the Compound, and all additional information and documentation, which are necessary to have made Compound and/or Product, shall be transferred in a timely fashion to Myogen as mutually agreed by the parties [...***...]. Myogen may provide the manufacturing protocol to the third party manufacturer under terms which provide for the protection of such Abbott Confidential Information.

                  (c) Myogen shall have the right, at any time, to qualify a second source (including itself) to manufacture up to [...***...] of its annual requirements of Compound and/or Product and to engage a third party manufacturer for finishing Compound and/or Product supplied by Abbott in bulk form. In either event, the additional rights set forth in Sections 2.2 and 2.3 above shall be granted to Myogen solely for purposes of allowing such additional sources to manufacture and/or finish Compound and/or Product for Myogen, as the case may be. Myogen shall be solely responsible for all costs and expenses necessary to qualify such second source. Abbott shall provide Myogen with the manufacturing protocol for the Product, which protocol shall be considered Abbott Confidential Information. All additional Know-How or Abbott Confidential Information relating to raw materials or precursors to the Compound, and all additional information and documentation, which are necessary to make or have made Compound and/or Product, shall be transferred in a timely fashion to Myogen as mutually agreed by the parties and at no cost to Myogen. Myogen may provide the manufacturing protocol to the second manufacturing source under terms which provide for the protection of such Abbott Confidential Information.

         4.7 SUBLICENSING. Myogen may sublicense its rights under this Agreement, without obtaining Abbott's prior written consent. Each sublicense shall be in writing and shall include provisions acknowledging that such sublicense is subject to the license granted Myogen under this Agreement, that each sublicensee shall make reports and keep



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and maintain records of sales to at least the same extent as required under this
Agreement, allowing Abbott the same access and audit rights permitted under this Agreement, and that such sublicense shall be automatically terminated upon termination of this Agreement. Myogen shall remain primarily liable for the performance of sublicensees. Myogen shall provide Abbott with a copy of each sublicense agreement.

         4.8 IMPROVEMENTS. All Improvements and all new patents which relate to the Compound or the Product which come into existence during the Term and which relate to or are derived from work conducted by or on behalf of Myogen or its Affiliates or sublicensees relating to the Compound without any contribution by Abbott, its Affiliates, contractors, or agents, shall be deemed the property of Myogen. Provided, however, in the event this Agreement is terminated by Abbott for any reason, as set forth in Article 8, or by Myogen under Section 8.2, all such Improvements shall be exclusively licensed to Abbott solely for use with the Compound and Product [...***...] and Myogen retains all rights in and to any such Improvements for any and all other uses.

5. FINANCIALS.

         5.1 DEVELOPMENT COST REIMBURSEMENT. Myogen shall reimburse Abbott for [...***...] of the development costs incurred by Abbott and its Affiliates. Such reimbursement shall be made over a [...***...] as follows: (i) a payment of [...***...]; (ii) a payment of [...***...] on [...***...], together with accrued interest from and after the Effective Date at [...***...]; and (iii) a payment of [...***...] on [...***...], together with accrued interest from and after the Effective Date at [...***...].

         5.2 EXECUTION FEE. Myogen shall pay to Abbott [...***...] on the Effective Date.

         5.3 MILESTONES. Myogen shall make the following milestone payments to Abbott within twenty (20) days of the occurrence of the following events, regardless of whether or not Myogen has sublicensed any of its rights under this
Agreement:

         MILESTONE                                                      PAYMENT
         ---------                                                      -------

         Initiation of Phase III Clinical Study*                        [...***...]
         NDA Filing in U.S.*                                            [...***...]
         NDA Filing in [...***...] Major Countries [...***...]          [...***...]

*If CHF is the first indication where a Phase III Clinical Study is initiated or an NDA is filed, the full payment amounts indicated above shall be due with respect to CHF. If a Phase III Clinical Study is initiated or an NDA is filed for CRF, PAH or any other indication before CHF, then the payment amounts due shall be one-half the amounts



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                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


indicated above for each such indication, subject in all cases to a maximum total payment of (i) [...***...] for initiation of Phase III Clinical Studies for all indications; (ii) [...***...] for NDA filings in the U.S. for all indications; and (iii) [...***...] for NDA filings in [...***...] Major Countries [...***...] for all indications.

                  MILESTONE                            PAYMENT
                  ---------                            -------

         Regulatory Approval in U.S. for CHF         [...***...]
         Regulatory Approval in U.S. for CRF         [...***...]
         Regulatory Approval in U.S. for PAH         [...***...]

If Regulatory Approval is obtained in the U.S. for any other indication prior to obtaining Regulatory Approval for CHF, CRF and PAH, then the milestone payable for each such other indication shall be [...***...], provided that the maximum total milestone payments for obtaining U.S. Regulatory Approval for all indications shall not exceed [...***...].

         MILESTONE                                                      PAYMENT
         ---------                                                      -------

         Regulatory Approval in [...***...] Major Countries
                  [...***...] for CHF**                                 [...***...]
         Regulatory Approval in [...***...] Major Countries
                  [...***...] for CRF**                                 [...***...]
         Regulatory Approval in [...***...] Major Countries
                  [...***...] for PAH**                                 [...***...]

** In the event a centralized filing and Regulatory Approval process has replaced the requirement to file in and receive Regulatory Approval from each Major Country [...***...], then such a single filing, and receipt of Regulatory Approval from [...***...], together with receipt of pricing approval in [...***...] Major Countries [...***...], shall supercede the requirement to obtain Regulatory Approval in [...***...] Major Countries [...***...].

If Regulatory Approval is obtained in [...***...] Major Countries [...***...] (or through a single filing as set forth in the preceding paragraph) for any other indication prior to obtaining Regulatory Approval for CHF, CRF and PAH, then the milestone payable for each such other indication shall be [...***...], provided that the maximum total milestone payments for obtaining [...***...] Regulatory Approval for all indications shall not exceed [...***...].



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                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


THE MAXIMUM TOTAL MILESTONE PAYMENTS DUE ABBOTT IF ALL OF THE FOREGOING MILESTONES ARE MET WILL TOTAL [...***...].

         5.4 ROYALTY PAYMENTS.

                  (a) ROYALTY RATE AND ROYALTY PERIOD. Beginning with [...***...] Myogen shall pay to Abbott a royalty on annual aggregate worldwide Net Sales of all Product for all Pharmaceutical Uses in accordance with the following schedule:

                   ANNUAL NET SALES                     ROYALTY
                   ----------------                     -------

                   [...***...]                          [...***...]

The obligation of Myogen to pay a full royalty to Abbott shall be on a country-by-country basis and shall continue with respect to Product manufactured or sold in a country until [...***...] ("ROYALTY PERIOD"). [...***...]

                  (b) REDUCED ROYALTY PERIOD. Upon the end of the Royalty Period in any country of the Territory on a country-by-country basis, Myogen shall have an exclusive, perpetual and irrevocable license under Abbott's Technology in such country of the Territory, with all of the rights granted under Article 2 hereof, except that, for so long as Product continues to be sold in such country by Myogen, Myogen shall pay to Abbott a reduced royalty equal to [...***...] of the royalty that would otherwise be due during the Royalty Period (the "REDUCED ROYALTY PERIOD").

The royalty payable for the Reduced Royalty Period shall be calculated by [...***...]

                  (c) ROYALTY REPORTS AND PAYMENTS. Beginning with the First Commercial Sale anywhere in the Territory, within forty-five (45) days after the end of each calendar quarter, Myogen shall prepare and deliver to Abbott a report detailing the calculation of Net Sales in the Territory, on a country-by-country basis, for such just ended quarter along with the calculation of royalties due thereon pursuant to Sections 5.4(a) and (b) above. Each report shall be accompanied by full payment in U.S. dollars of the royalties shown thereon to be due. In the event that conversion from foreign currency is required in calculating a royalty payment hereunder, the exchange rate used shall be the ratio in effect at the end of the last business day of the applicable quarter for which royalties are calculated, as reported by The Wall Street Journal, or a substantially similar global publication if The Wall Street Journal is no longer published.

                  (d) BOOKS AND RECORDS/AUDIT RIGHTS. Myogen shall keep books and records accurately showing all Products manufactured, used or sold under the terms of this Agreement. The relevant portions of such books and records shall be open to inspection by representatives of Abbott, at Abbott's cost, solely for the purposes of determining the correctness of the royalties payable under this Agreement. Such audit, conducted no more than one time per calendar year, shall be during normal business



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                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


hours after reasonable advance notice and subject to suitable confidentiality provisions. In the event an audit shows a deficiency to be due, Myogen shall immediately pay such deficiency along with the reasonable costs and expenses of the audit if the deficiency is more than five percent (5%) of the amount due during such audited period. If the audit shows that an excess was paid, Myogen shall be entitled to deduct the amount of such excess from the payment due for the next calendar quarter. Such books and records shall be preserved for a period of at least three (3) years after the date of the royalty payment to which they pertain, and no audit may be conducted with respect to royalties due in any calendar year that is more than two (2) years preceding the calendar year in which the audit is being conducted. Books and records for a given calendar year may only be audited once.

                  (e) WITHHOLDING TAXES ON ROYALTIES. Where any sum due to be paid to Abbott hereunder is subject to any withholding or similar tax, the parties shall use all reasonable efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement or treaty. In the event there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, Myogen shall pay such withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due Abbott and secure and send to Abbott the best available evidence of such payment sufficient to enable Abbott to obtain a deduction for such withheld taxes or obtain a refund thereof.

6. REPRESENTATIONS/WARRANTIES.

         6.1 REPRESENTATIONS AND WARRANTIES OF ABBOTT. Abbott represents and warrants that:

                  (a) it is duly organized, validly existing and in good standing under the laws of Germany, that it has full corporate power and authority to enter into this Agreement and to carry out its provisions, and that there are no outstanding agreements, assignments or encumbrances in existence that are inconsistent with the provisions of this Agreement;

                  (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that the execution, delivery and performance of this Agreement by it does not require the consent, approval or authorization of or notice, filing or registration with any governmental agency or Regulatory Authority;

                  (c) as of the Effective Date, to the best of Abbott's knowledge, (i) it has sufficient rights under the Abbott Technology necessary to grant the rights specified in this Agreement and to perform its obligations hereunder; (ii) there are no claims,



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                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


judgments or settlements against or owed by it relating to the Abbott Technology; and (iii) the exercise of Myogen's rights to the Compound under this Agreement or Myogen's use of the Abbott Technology under this Agreement will not infringe any intellectual property rights of a third party; and

                  (d) as of the Effective Date, to the best of Abbott's knowledge, (i) none of the Patents are invalid or unenforceable, (ii) it has complied in all material respects with all applicable laws and regulations in connection with the preparation and submission of any filings with any Regulatory Authority; (iii) it has filed with applicable Regulatory Authorities all required and material notices, supplemental applications and annual or other reports, including adverse experience reports, with respect to the Compound; and
(iv) there is no pending or overtly threatened action by the Regulatory Authorities that will have a material adverse effect on the Regulatory Approval of the Compound or any products.

         6.2 REPRESENTATIONS AND WARRANTIES OF MYOGEN. Myogen represents and warrants that it is duly organized, validly existing and in good standing under the laws of Delaware, that it has full corporate power and authority to enter into this Agreement and to carry out its provisions, and that there are no outstanding agreements, assignments or encumbrances in existence that are inconsistent with the provisions of this Agreement. Myogen further represents and warrants that it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Agreement by it does not require the consent, approval or authorization of or notice, filing or registration with any governmental agency or Regulatory Authority.

         6.3 INDEMNIFICATION BY MYOGEN. Myogen shall indemnify and hold Abbott, its Affiliates and their directors, officers, employees and agents harmless from and against any and all liabilities, actions, suits, claims, demands, prosecutions, damages, costs, expenses or money judgments finally awarded (including reasonable legal fees) (collectively, "LIABILITIES") incurred by or instituted or rendered against Abbott to the extent such Liabilities result from a third party claim arising from product liability claims or from the willful misconduct or the negligent acts or omissions of Myogen or its Affiliates or Myogen's material breach of this Agreement, except to the extent such third party claims arise out of the negligence or willful misconduct of Abbott, its Affiliates and their directors, officers, employees and agents, or the material breach of this Agreement or the Manufacturing Development and Supply Agreement by Abbott, its Affiliates and their directors, officers, employees and agents, and provided that Abbott gives Myogen prompt notice in writing of any such claim or lawsuit and permits Myogen to undertake sole control of the defense and settlement thereof at Myogen's expense. In any such claim or lawsuit:



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

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


                  (a) Abbott will cooperate in the defense by providing access to witnesses and evidence available to it. Abbott shall have the right to participate, at its expense, in any defense to the extent that in its reasonable judgment Abbott may be prejudiced by Myogen's sole defense thereof.

                  (b) With respect to this Agreement, Abbott shall not settle, offer to settle or admit liability in any claim or suit in which Abbott intends to seek indemnification by Myogen without the written consent of a duly authorized officer of Myogen.

         6.4 INDEMNIFICATION BY ABBOTT. Abbott shall indemnify and hold Myogen, its Affiliates and their directors, officers, employees and agents harmless from and against any and all Liabilities, incurred by or instituted or rendered against Myogen to the extent such Liabilities result from a third party claim arising from the willful misconduct or the negligent acts or omissions of Abbott or its Affiliates or Abbott's material breach of this Agreement, except to the extent such third party claims arise out of the negligence or willful misconduct of Myogen, its Affiliates and their directors, officers, employees and agents, or the material breach of this Agreement by Myogen, its Affiliates and their directors, officers, employees and agents, and provided that Myogen gives Abbott prompt notice in writing of any such claim or lawsuit and permits Abbott to undertake sole control of the defense and settlement thereof at Abbott's expense. In any such claim or lawsuit:

                  (a) Myogen will cooperate in the defense by providing access to witnesses and evidence available to it. Myogen shall have the right to participate, at its expense, in any defense to the extent that in its reasonable judgment Myogen may be prejudiced by Abbott's sole defense thereof.

                  (b) With respect to this Agreement, Myogen shall not settle, offer to settle or admit liability in any claim or suit in which Myogen intends to seek indemnification by Abbott without the written consent of a duly authorized officer of Abbott.

         6.5 REPORTABLE OCCURRENCES. Each party warrants that it shall advise the other promptly of any occurrence which is reported or reportable by it to the Regulatory Authorities relating in any way to the Compound or the Product.

         6.6 LIMITATION. EXCEPT FOR THE EXPRESS WARRANTIES IN THIS ARTICLE 6, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE. EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR VIOLATIONS OF ARTICLE 7 AND AMOUNTS



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

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


FINALLY AWARDED FOR INDEMNIFICATION FOR THIRD PARTY LIABILITIES UNDER SECTIONS
6.3 AND 6.4 ABOVE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY HERETO OR TO ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED PROFITS RELATING TO THE SAME) ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

7. CONFIDENTIALITY AND NON-DISCLOSURE.

         7.1 NONDISCLOSURE. Neither party shall use or disclose any Confidential Information received by it from the other party pursuant to this Agreement without the prior written consent of the other. This obligation will continue for a period of seven (7) years after termination of this Agreement or expiration of the Term, whichever is earlier. Subject to the exception immediately below, Abbott shall hold in confidence and shall not directly or indirectly disclose or provide to any third party information pertaining to the Compound or Abbott Technology without Myogen's prior written consent. The parties recognize in Section 3.2 of this Agreement that Abbott may be utilizing Compound and Abbott Technology in certain limited circumstances, including, but not limited to, non-Pharmaceutical Uses and for internal research purposes. Abbott shall be permitted to disclose information pertaining to the Compound and the Abbott Technology in such circumstances only if the recipient of such information is under a duty of confidentiality to Abbott, and further, provided that no such disclosure of such information shall be made for Pharmaceutical Uses, nor shall Confidential Information of Myogen be disclosed.

         7.2 RESTRICTION. Each party shall restrict dissemination of Confidential Information to those of its employees, contractors, agents and sublicensees (if any) who have an actual need to know and have a legal obligation to protect the confidentiality of such Confidential Information. All Confidential Information disclosed by one party to the other shall remain the sole property of the disclosing party and neither party shall obtain any right of any kind to the Confidential Information disclosed, except as granted under this Agreement.

         7.3 RESTRICTION EXEMPTIONS. Nothing contained in this Article 7 shall be construed to restrict the parties from using or disclosing Confidential Information solely to the extent and solely as required:

                  (a) for regulatory, tax or customs reasons;



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                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


             (b) by court order or other governmental order or request. provided in each case the party disclosing information promptly informs the other and uses its best efforts to limit the disclosure and to maintain confidentiality to the maximum extent possible and permits the other party to attempt by appropriate legal means to limit such disclosure; or

             (c) to perform acts permitted by this Agreement, including (i) disclosure by Myogen to third parties undertaking feasibility and evaluation studies, clinical trials and the like on behalf of Myogen, so long as such third parties are under a legal obligation to Myogen to protect the confidentiality of such Confidential Information, or (ii) disclosure by Myogen to sublicensees, so long as such sublicensees are under a legal obligation to Myogen to protect the confidentiality of such Confidential Information, or (iii) disclosure by Myogen in connection with the marketing and commercial sale of Product, or (iv) disclosure by Myogen to the extent required by law.

8. TERM AND TERMINATION.

         8.1 This Agreement shall continue in effect unless and until terminated as provided in this Section 8 or in Section 4.3(b). Upon the end of the Royalty Period in any country of the Territory, Myogen shall have an exclusive, perpetual and irrevocable license under Abbott's Technology, with all of the rights granted under Article 2 hereof, and without any further obligation to Abbott, except for the payment obligations accruing prior to such date and the indemnification obligations under Section 6.3, and except for any obligation to pay [...***...], as provided in Section 5.4(b) hereof.

         8.2 If Myogen determines in its reasonable scientific and commercial judgment that the Compound does not have an acceptable profile or a reasonable likelihood of commercial success, or that it is economically or technically impractical for Myogen to continue developing and marketing the Product, Myogen shall have the right to terminate this Agreement upon ninety (90) days written notice, at the end of which the termination shall be effective. Upon such termination, Myogen shall pay all payments and royalties which may have become due prior to the effective date of such termination, and Myogen shall assign and deliver, and Abbott shall be entitled to retain for its own use, all studies and information relating to the Compound and shall be granted a license to all Improvements as set forth in Section 4.8 hereof.

         8.3 Either party may terminate this Agreement by giving to the other party prior written notice of not less than thirty (30) days in the case of a monetary breach and of not less than ninety (90) days in the event the other party shall commit a non-monetary material breach of this Agreement, and such breaching party shall fail to cure, or commence action to cure, such breach during such thirty (30) or ninety (90) day period, as applicable. In the case of a non-monetary breach, the cure period may be extended for such longer period as may reasonably be necessary if cure is not reasonably possible



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

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


within the initial ninety (90) day period, provided the breaching party continues its diligent efforts to cure. No such cancellation and termination shall release the breaching party from any obligations hereunder incurred prior thereto. In the event of a dispute whether a material breach has occurred, the existence of material breach shall be determined using the ADR procedure set forth in Exhibit D. A party's right to terminate this Agreement shall only apply if the breaching party fails to cure such breach in the manner required by the final judgment of the ADR hearing. In the event that this Agreement is terminated for Myogen's material breach, Abbott shall be entitled to retain [...***...], and Myogen shall assign and deliver, and Abbott shall be entitled to retain for its own use, all studies and information relating to the Compound and Abbott shall be granted a license to all Improvements generated hereunder as set forth in Section 4.8 hereof. In the event that this Agreement is terminated for Abbott's material breach, Myogen shall not be liable for payments not yet due and payable under Article 5 hereof, and Myogen shall be entitled to retain for its own use all studies, information and Improvements generated hereunder and no license to Improvements shall be granted to Abbott under Section 4.8 hereof.

         8.4 Either party may terminate this Agreement on thirty (30) days notice if the other party passes a resolution or the court makes an order for its winding up; or has a receiver or administrator appointed over its business or all of its assets; or is or becomes bankrupt; or ceases its business operations. In the event that this Agreement is terminated under this Section 8.4, subject to the other terms of this Agreement, the terminating party shall be entitled to the assignment and delivery of, and shall be entitled to retain for its own use all studies, information and Improvements (subject to the license set forth in Section 4.8 as it concerns Abbott) generated hereunder. Notwithstanding the bankruptcy or insolvency of Abbott or the impairment of performance by Abbott of its obligations under this Agreement as a result of bankruptcy or insolvency of Abbott, Myogen shall be entitled to retain the licenses granted herein, without any further obligation to Abbott other than the payment obligations under Article 5.

         8.5 Termination of this Agreement shall be without prejudice to any rights of either party against the other which may have accrued up to the date such termination becomes effective.

         8.6 All causes of action accruing to either party under this Agreement shall survive expiration or termination of this Agreement for any reason.

         8.7 Upon any termination or expiration of this Agreement, each party shall promptly return to the other party all written Confidential Information of the other party, and all copies thereof (retaining one copy of the Confidential Information of the other in its confidential files for archival purposes only), which is not covered by a paid-up license or other rights specified herein surviving such termination or expiration.



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

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


9. INFRINGEMENT OF PATENTS BY THIRD PARTY. In the event of an actual or suspected infringement of a Patent by a third party, the following shall apply:

         9.1 NOTICE. Each party shall give the other written notice if one of them becomes aware of any infringement by a third party of any Patent. Upon notice of any such infringement, the parties shall promptly consult with one another with a view toward reaching agreement on a course of action to be pursued.

         9.2 ABBOTT'S RIGHT TO BRING INFRINGEMENT ACTION.

                  (a) ABBOTT ELECTION. If a third party infringes any Patent, Abbott shall have the right, but not the obligation, to institute and prosecute an action or proceeding to abate such infringement and to resolve such matter by settlement or otherwise.

                           (i) Abbott shall notify Myogen of its intention to
bring an action or proceeding prior to filing the same and in sufficient time to allow Myogen the opportunity to discuss with Abbott the choice of counsel for such matter. Abbott shall keep Myogen timely informed of material developments in the prosecution or settlement of such action or proceeding. Abbott shall be responsible for all fees and expenses of any action or proceeding against infringers which Abbott initiates. Myogen shall cooperate fully [...***...] by joining as a party plaintiff if reasonably requested to do so by Abbott, if Myogen elects to join as a co-plaintiff or party plaintiff, or if required to do so by law to maintain such action or proceeding and by executing and making available such documents as Abbott may reasonably request. Myogen may be represented by counsel in any such legal proceedings, [...***...].

                           (ii) If Abbott elects not to exercise such right, and
the parties disagree on the utility of bringing an action against an alleged infringer, then the parties shall submit their disagreement to a mutually agreeable third party attorney for resolution. If the third party attorney decides that an action should be brought, then Abbott shall be obligated to institute an action or proceeding in accordance with Section 9.2(a)(i) above. If the third party attorney decides that an action should not be brought, then no action shall be brought by either party unless Abbott later elects to institute such an action or proceeding (or Abbott delegates such right to Myogen in accordance with Section 9.2(a)(iii) below).

                           (iii) If Abbott so elects, Abbott may delegate to
Myogen the right to institute and prosecute an action or proceeding to abate such infringement and to resolve such matter by settlement or otherwise. Abbott shall cooperate fully by joining as a party plaintiff if reasonably requested to do so by Myogen or if required to do so by law to maintain such action and by executing and making available such documents as Myogen may reasonably request. Abbott may be represented by counsel in any such action, at its own expense.



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

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


                  (b) ABBOTT'S USE OF PROCEEDS. All amounts of every kind and nature recovered from an action or proceeding of infringement brought by Abbott shall belong to Abbott, and shall be used first to reimburse Abbott for its documented and actual costs of prosecution, including attorneys' fees, expert fees and all other related expenses, second to reimburse Myogen for its documented and actual costs if it is represented by counsel in the proceeding. The balance of the amount shall belong to Abbott if the amount awarded represents a royalty, except to the extent that the royalty is in excess of the royalty payable to Abbott under Section 5.4(a) hereof, in which case such excess shall be split by the parties 50/50. Notwithstanding the foregoing, if the balance of the amount awarded represents lost profits, and if Myogen joined as a co-plaintiff or a party plaintiff to the action or proceeding of infringment brought by Abbott pursuant to Section 9.2(a)(i) above, then Myogen shall be entitled to the amount of damages allocated as lost profits, and the balance shall belong to Abbott. Any exemplary or other damages awarded shall belong to Abbott.

                  (c) MYOGEN'S USE OF PROCEEDS. All amounts of every kind and nature recovered from an action or proceeding of infringement brought by Myogen shall belong to Myogen, and shall first be used to reimburse Myogen for its documented and actual costs of prosecution, second to reimburse Abbott for its documented and actual costs if it is represented by counsel in the proceedings, and the balance shall be considered Net Sales under this Agreement and subject to royalty obligation under Section 5.4.

10. INFRINGEMENT OF THIRD PARTY RIGHTS; MYOGEN DEFENSE OF SUIT. If Abbott, its Affiliates, Myogen, its Affiliates, sublicensees, distributors or other customers are sued or threatened with suit by a third party alleging infringement in one or more countries of the Territory of patents or other intellectual property rights that are alleged to cover the manufacture, use, sale, import, export or distribution of one or more Products, Abbott or Myogen, whichever is relevant, will promptly notify the other in writing and provide a copy of the lawsuit or claim. Myogen shall control the defense in any such claim or suit. Myogen shall keep Abbott timely informed of material developments in the defense of such claim or suit. If Myogen expends any amounts in connection with any third party claim of infringement or misappropriation, or is required to pay a royalty or other amount to a third party for the manufacture, use, sale, import, export or distribution of one or more Products in the Territory as a result of a final judgment or settlement, such amounts shall be fully deductible by Myogen from the milestones and/or royalties payable and accruing to Abbott thereafter under Section 5.4, but only where such claim, judgment or settlement arises out of Myogen's practice of a Patent or use of the Abbott Technology pursuant to the license granted under Article 2 of this Agreement. Abbott shall fully cooperate with Myogen in the defense of any such action at Abbott's expense. Myogen shall have the right to settle any such suit, including the right to grant one or more sublicenses with Abbott's prior written approval, which approval shall not unreasonably be withheld, provided that Myogen shall not otherwise have the right to surrender, limit



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                                                                     AND 230.406


or adversely affect any rights to the Patents. The terms of this Article 10 shall not apply to or affect Abbott's indemnity obligations for a breach of
Section 6.1(c).

11. PATENT PROSECUTION AND MAINTENANCE; PATENT COSTS; PATENT TERM EXTENSION.

         11.1 DISCLOSURE OF PATENTS/APPLICATIONS TO MYOGEN. Within thirty (30) days of Myogen's request, Abbott shall provide Myogen a list of Patents and patent applications in a given Patent family. If, following Myogen's receipt of such list(s), Myogen requests additional information, Abbott shall provide to Myogen the complete text of, and all other information in its possession or control directly related to (a) all patent applications included in the given Patent family filed anywhere in the Territory; and (b) all patents included in the given Patent family as well as all information in Abbott's, its Affiliates and its patent counsel's possession concerning the institution or possible institution of any interference, opposition, reexamination, reissue, revocation, nullification or any official proceeding involving an issued patent included in the given Patent family anywhere in the Territory.

         11.2 PROSECUTION AND MAINTENANCE. Abbott shall be solely responsible for the preparation, filing, prosecution and maintenance of the Patents (except for the case family including [...***...] which is the responsibility of BASF
AG) in Abbott's name, including oppositions and interferences, subject to Myogen's right to assume such duties in the event Abbott reasonably fails to adequately prepare, file, prosecute and maintain the Patents. Abbott and Myogen shall consult and cooperate with each other, and Abbott shall keep Myogen reasonably informed with respect to the prosecution and maintenance of the Patents hereunder, including the case family which is the responsibility of BASF AG. In this regard Abbott shall exercise its rights under its license from BASF AG for these patent rights such that Myogen shall have the opportunity to participate in the preservation of these patent rights if it chooses to do so. Abbott will provide Myogen with copies of all material documents received or prepared by Abbott in the prosecution and maintenance of the Patents. Abbott shall provide copies in a timely manner to allow Myogen an opportunity, if it so elects, to review and comment on Abbott's proposed patent strategy. Inasmuch as the Patents cover other compounds not licensed to Myogen hereunder, Abbott warrants that it will not take any action with respect to the Patents which would have a material adverse effect on the patent coverage of the Compound.

         11.3 PATENT EXTENSIONS. Abbott shall have the right and sole responsibility for obtaining patent term extensions under the provisions of 35 USC Paragraph 156 for any U.S. Patent and for non-U.S. Patents under similar provisions of law of other countries involving a Product which has obtained Regulatory Approval. Myogen shall cooperate with Abbott and provide Abbott with all necessary information to obtain such extensions.

12. TRADEMARK. Myogen may select any Trademark or Trademarks for the Product in the Territory. All costs related to the selection and maintenance of the Trademark(s)



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shall be borne by Myogen. The Trademark(s) shall be owned by Myogen, and Abbott shall have no claims or rights in or to the Trademark(s), except such right as may be necessary for Abbott to commercialize Product following a termination under Sections 8.2, 8.3 or 8.4 above.

13. IMPROVEMENTS. All Improvements made solely by Myogen and/or its Affiliates hereunder shall be the sole and exclusive property of Myogen. All Improvements made solely by Abbott and/or its Affiliates shall become part of Abbott's Technology, subject to the license to Myogen set forth in Article 2 hereof. All Improvements made jointly by employees or others acting on behalf of Abbott and Myogen (or their Affiliates) hereunder shall be jointly owned by Abbott and Myogen, without a duty of accounting to the other, to the extent such individuals would be considered "joint inventors" within the meaning of the U.S. patent laws. Each party shall take all necessary actions, including executing documents of assignment, to vest title to all jointly owned Improvements (including all intellectual property rights therein) with both parties. With respect to patents resulting from Improvements made jointly by the parties, the parties shall select a mutually agreeable third party attorney to prepare, file, prosecute and maintain such patents. The third party attorney shall consult and apprise each party equally and both parties shall share 50/50 the costs and fees of employing such third party attorney. Abbott's interest in such Improvements shall be subject to the license granted to Myogen under Article 2 hereof and subject to the terms and conditions of this Agreement. The provisions of this
Article 13 are subject to the rights of the terminating party under Article 8 hereof.

14. MISCELLANEOUS.

         14.1 FORCE MAJEURE. If the performance by either party of any of its obligations under this Agreement shall be prevented by circumstances beyond its reasonable control which could not have been avoided by the exercise of reasonable diligence, then such party shall be excused from the performance of that obligation for the duration of the event. The affected party shall promptly notify the other party in writing should such circumstances arise, give an indication of the likely extent and duration thereof, and shall use commercially reasonable efforts to resume performance of its obligations as soon as practicable.

         14.2 NOTICES. Any notice required to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, by personal delivery, registered U.S. mail or overnight courier, addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon the date of receipt.

                  If to Myogen:             Myogen, Inc.
                                            7577 W. 103rd Avenue
                                            Westminster, CO 80021-5426
                                            Attn: President



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                  With a copy to:           Cooley Godward LLP
                                            380 Interlocken Crescent
                                            Suite 900
                                            Broomfield, CO 80021-8023
                                            Attn: Steven N. DuPont, Esq.

                  If to Abbott:             Abbott Laboratories
                                            100 Abbott Park Road
                                            Dept. 309; Bldg. AP30
                                            Abbott Park, IL 60064-3537
                                            Attn: Senior Vice President,
                                                  Pharmaceutical Operations

                  With a copy to:           Abbott Laboratories
                                            100 Abbott Park Road
                                            Dept. 364; Bldg. AP6D
                                            Abbott Park, IL 60064-6032
                                            Attn: Senior Vice President,
                                                  Secretary and General Counsel

         14.3 APPLICABLE LAW/COMPLIANCE. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, excluding its conflict of laws provision. Each party hereto shall comply with all applicable laws, rules, ordinances, guidelines, consent decrees and regulations of any federal, state or other governmental authority.

         14.4 ENTIRE AGREEMENT. This Agreement and the attachments (Exhibits) contain the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto. The Heads of Agreement between Myogen and Knoll AG (predecessor in interest to Abbott) dated November 14, 2000, is hereby terminated upon mutual execution of this Agreement.

         14.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         14.6 SEVERABILITY/HEADINGS. If any provision of this Agreement is deemed unenforceable, the remainder of the Agreement will not be affected and, if appropriate, the parties will attempt to replace the unenforceable provision with a new provision that, to the extent possible, reflects the parties' original intent. The captions and headings used in this Agreement are for reference only and are not to be construed in any way as terms or used to interpret the provisions of this Agreement.

         14.7 ASSIGNMENT. Neither party may without written approval of the other assign this Agreement or transfer its interest or any part thereof under this Agreement to any third party except that (i) either party may assign this Agreement without consent to a third party that acquires all or substantially all of the business to which this Agreement pertains, or, (ii) either party may assign this Agreement in whole or part to any Affiliate of that party and such party hereby guarantees the performance by such Affiliate.

         14.8 DISPUTE RESOLUTION. The parties hereto shall attempt to settle any dispute arising out of or relating to this Agreement in an amicable way. Except for claims for injunctive or other equitable relief, which may be brought in any court of competent jurisdiction, any controversy, claim or right of termination for cause which may arise under, out of, in connection with, or relating to this Agreement, or any breach thereof, shall be settled according to the Alternative Dispute Resolution provisions attached hereto as Exhibit D.

         14.9 INDEPENDENT CONTRACTOR. It is understood that both parties hereto are independent contractors and engage in the operation of their own respective businesses and neither party hereto is to be considered the agent of the other party for any purpose whatsoever and neither party has any authority to enter into any contract or assume any obligation for the other party or to make any warranty or representation on behalf of the other party. Each party shall be fully responsible for its own employees, servants and agents, and the employees, servants and agents of one party shall not be deemed to be employees, servants and agents of the other party for any purpose whatsoever.

         14.10 PUBLICITY. No press release or other public announcement shall be made by either party concerning the execution of this Agreement or the fact that Myogen has licensed the Compound from Abbott, without the prior written consent of the non-disclosing party, which consent may be withheld in the non-disclosing party's sole discretion. Neither party shall use the name of the other party, its officers, employees or agents for purposes of any public commercial activity without the other party's prior written consent, except where the name of the other party must be disclosed as a matter of law. Should either party wish to make a disclosure or be required by law to make a disclosure, the disclosing party shall submit a copy of the proposed disclosure to the other party for review. The non-disclosing party shall have three (3) weeks to review and comment on the content of such disclosure. In the case of a disclosure required by law, the disclosing party, subject to legal requirements, shall use all reasonable efforts to



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accommodate the non-disclosing party's comments. For non-routine matters like an emergency, special circumstance, or other situation where the law compels a disclosure in less than three (3) week's time, the non-disclosing party agrees to use commercially reasonable efforts to provide its review and comment in order to meet the disclosing party's timetable.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

ABBOTT DEUTSCHLAND                              MYOGEN, INC.
HOLDING GmbH


By:   /s/ Wolfgang Opperman                     By:   /s/ J. William Freytag
      ---------------------------                     --------------------------
Name: Wolfgang Opperman                         Name: J. William Freytag
      ---------------------------                     --------------------------
Its:  General Manager                           Its:  President
      ---------------------------                     --------------------------





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                                    EXHIBIT A


                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                            DATED OCTOBER ____, 2001


                               PATENTS [...***...]

   NO.        PRIORITY DATE           WO NUMBER          IN-HOUSE NO.              TITLE
   ---        -------------           ---------          ------------              -----
[...***...]



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                                                                     AND 230.406


                                    EXHIBIT B

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                            DATED OCTOBER ____, 2001

                                    WORK PLAN


[...***...]






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                                                                     AND 230.406


                                    EXHIBIT C

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                             DATED __________, 2001

    FEASIBILITY AND EVALUATION STUDIES TO BE PERFORMED BY ABBOTT LABORATORIES



    STUDY                      STATUS                       START DATE     TARGET COMPLETION   ESTIMATED COST*
    -----                      ------                       ----------     -----------------   ---------------
[...***...]



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                                    EXHIBIT D

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                            DATED OCTOBER ____, 2001

                         ALTERNATIVE DISPUTE RESOLUTION

         The parties recognize that from time to time a dispute may arise relating to either party's right or obligations under this Agreement. The parties agree that any such dispute shall be resolved by the Alternative Dispute Resolution ("ADR") provisions set forth in this Exhibit, the result of which shall be binding upon the parties.

         To begin the ADR process, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to "days" in this ADR provision are to calendar days). If the matter has not been resolved within twenty-eight (28) days of the notice of dispute, or if the parties fail to meet within such twenty-eight (28) days, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within twenty-one (21) days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution ("CPR"), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

         (a) The CPR shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vitae for each candidate. No candidate shall be an



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                                                                     AND 230.406


                  employee, director, or shareholder of either party or any of their subsidiaries or affiliates.

         (b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

         (c) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

         (d)      If the parties collectively have identified fewer than three
                  (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a) - 2(d) shall be repeated.

3. No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or affiliates.

4. At least seven (7) days prior to the hearing, each party shall submit the following to the other party and the neutral:

         (a) a copy of all exhibits on which such party intends to rely in any oral or written presentations to the neutral;

         (b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;



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         (c)      a proposed ruling on each issue to be resolved, together with a request for a specific damage aware or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

         (d) a brief in support of such party's proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

         Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5. The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

         (a) Each party shall be entitled to five (5) hours of hearing time to present its case. The neutral shall determine whether each party has had the five (5) hours to which it is entitled.

         (b) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

         (c) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

         (d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

         (e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters,



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                  the neutral shall have sole discretion regarding the
                  admissibility of any evidence.

6. Within seven (7) days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten
         (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

         (a) If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

         (b) If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.




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                                    EXHIBIT E

                                       TO
                           EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                               ABBOTT LABORATORIES
                                       AND
                                  MYOGEN, INC.
                            DATED OCTOBER ____, 2001

 PRODUCT AND MATCHED PLACEBOS REQUIRED FOR AMBRISENTAN PHASE II CLINICAL TRIALS


                                   [...***...]






                                                CONFIDENTIAL TREATMENT REQUESTED